SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): OCTOBER 20, 2005
                                                         ----------------



                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



             0-27618                                16-0547600
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     (Commission File Number)            (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                14228-1197
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     (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)

Item 8.01  OTHER EVENTS.

           On October 20, 2005, the registrant announced it's filing of a registration statement with the Securities and Exchange Commission relating to the public offering of 3,350,000 shares of its common stock. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.


Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.




EXHIBIT NUMBER              DESCRIPTION
--------------              -----------

99.1                        Press Release dated October 20, 2005

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    COLUMBUS MCKINNON CORPORATION


                                    By:    /S/ KAREN L. HOWARD
                                           -------------------------------------
                                    Name:  Karen L. Howard
                                    Title: Vice President and Treasurer and
                                              Interim Chief Financial Officer



Dated:  OCTOBER 20, 2005
        ----------------

                                  EXHIBIT INDEX


EXHIBIT NUMBER              DESCRIPTION
--------------              -----------

     99.1                   Press Release dated October 20, 2005